NANOPHASE TECHNOLOGIES CORPORATION 10-K

Exhibit 10.33

CHANGE IN TERMS AGREEMENT

Borrower:	Nanophase Technologies Corporation 1319 Marquette Drive Romeoville, IL 60446	Lender:	Libertyville Bank and Trust Company 507 N. Milwaukee Ave Libertyville, IL 60048 (847) 367-6800

Principal Amount: $500,000.00	Date of Agreement: March 4, 2019

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note originally dated March 4, 2018, as renewed, modified or extended from time to time, between Borrower and Lender in the original principal amount of $500,000.00.

DESCRIPTION OF CHANGE IN TERMS. This Change in Terms Agreement reflects the following:

(1) The maturity date is hereby extended to April 4, 2020.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on April 4, 2020. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning April 4, 2019, with all subsequent interest payments to be due on the same day of each month after that.

VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on changes in an independent index which is the Prime Rate as published in the Money Rates section of The Wall Street Journal (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower’s request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. Interest on the unpaid principal balance of this loan will be calculated as described in the “INTEREST CALCULATION METHOD” paragraph using a rate of 1.000 percentage point over the Index, rounded to the nearest 0.001 percent. NOTICE: Under no circumstances will the interest rate on this loan be more than the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD. Interest on this loan is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this loan is computed using this method.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

CONSENT OF GUARANTOR. Each Guarantor expressly agrees to the terms, provisions and conditions of this Change In Terms Agreement, and acknowledges and ratifies all other terms of its Commercial Guaranty.

AGREEMENTS CONTINUE. All the terms, provisions, stipulations, powers, and covenants in the Related Documents (as defined below) shall stand and remain unchanged and in full force and effect and shall be binding upon all parties thereto, except as changed or modified in express terms by this Change In Terms Agreement.

(a) The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connections with the Loan.

RELEASE. Borrower and each Guarantor hereby remises, releases, acquits, satisfies and forever discharges Lender of and from any and all manner of action and actions, cause and causes of action, suits, losses, collection costs, expenses (including without limitation attorneys’ fees and expenses), covenants, controversies, promises, damages, whatsoever in law or in equity which Borrower or Guarantor have ever had or now have to their knowledge, or which any personal representative, successor, assignee or beneficiary thereof ever had or now has to its knowledge arising under or in connection with this Change In Terms Agreement, any action taken or actions not taken by Lender in connection with the Note, or any other documents related thereto. Lender represents that it does not know of any claim by Lender against Borrower under the Note or Related Documents.

LOAN BALANCE. Borrower hereby acknowledges that as of March 4, 2019, the current principal balance of the Loan is $0.00 with accrued unpaid interest of $0.00, but not including any late charges, expenses, attorneys’ fees or default rate interest.

COVENANTS AND WARRANTIES.

(a) Borrower and each Guarantor, as applicable, hereby represent to, covenant with Lender, and acknowledge that:

(i) At the date hereof, the Note and Related Documents as amended hereby are in full force and effect as originally executed and delivered by the parties, except as expressly modified and amended herein.

(ii) Neither Borrower nor Guarantor is in default in the payment of any sums, charges or obligations under the Note or Related Documents or in the payment or performance of any covenants, agreements or conditions of Borrower or Guarantor, as applicable, contained in the Note or Related Documents.

(iii) Borrower and Guarantor hereby confirm and reaffirm all of their obligations under the Note and the Related Documents, as modified and amended herein, and confirm and reaffirm that the Related Documents secure the Note.

(iv) As of the date hereof, neither Borrower nor Guarantor have any right or claim of set-off, discount, deduction, defense or counterclaim which could be asserted in any action brought to enforce the Note or Related Documents.

(v) As of the date hereof, neither Borrower or Guarantor have any actual or potential actions, claims, suit or defenses arising from any letters of intent, correspondence or other communications (oral or written) between Borrower, Guarantor or Lender.

CHANGE IN TERMS AGREEMENT
Loan No: 880066269-3	(Continued)	Page 2

(vi) There are no actions, suits or proceedings (including, without limitation, proceedings before any court, arbitrator or governmental authority or agency) pending or threatened against Borrower or Guarantor, as applicable (or to the knowledge of Borrower or Guarantor, as applicable, any basis for any such action, suit or proceeding), which if adversely determined, might individually, or in the aggregate, materially adversely:

1. impair the ability of Borrower or Guarantor to pay or perform its obligations under the Note or Related Documents; or

2. affect the assets pledged as collateral under the Related Documents;

(vii) There is no presently known fact which affects, or may affect in the future (so far as the undersigned can foresee), materially and adversely the condition (financial or other) of Borrower or Guarantor to pay or perform its obligations under the Note or Related Documents.

(viii) Borrower represents and warrants that the liens of the Related Documents shall secure the Note as hereby amended to the same extent as if the amendments made herein were set forth and described in the Note and Related Documents.

CERTIFICATIONS, REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this Change In Terms Agreement, Borrower and each Guarantor hereby certify, represent and warrant to Lender that all certifications, representations and warranties contained in the Note and the Related Documents and in all certifications, representations and warranties are hereby remade and made to speak as of the date of this Change In Terms Agreement.

REAFFIRMATION OF GUARANTY. Each Guarantor hereby reaffirms each and every obligation for payment and performance as set forth in its Commercial Guaranty and acknowledges that it remains unconditionally and absolutely liable for the due and punctual payment of the outstanding principal balance of the Note plus interest thereon and any other monies due or which may come due thereon, as set forth in the Commercial Guaranty.

NO WAIVER. Notwithstanding anything contained in this Change In Terms Agreement to the contrary or any prior act of Lender or any procedure established by Lender with regard to the Loan, Borrower and each Guarantor acknowledge and agree that Lender has not heretofore waived any of its rights or remedies under the Note or Related Documents nor has Lender waived any of the duties or obligations of Borrower or Guarantor thereunder. No waiver by Lender of any covenant or condition under the Note or Related Documents shall be deemed a subsequent waiver of the same or any other covenant or condition. No covenant, term or condition of the Note or Related Documents shall be deemed waived by Lender unless waived in writing.

GOVERNING LAW. This Change In Terms Agreement shall be governed by the laws of the State of Illinois.

JURY WAIVER. ALL OF THE PARTIES HERETO EACH WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (I) UNDER THIS CHANGE IN TERMS AGREEMENT OR ANY OF THE NOTE OR RELATED DOCUMENTS OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, WITH THE NOTE, OR ANY RELATED DOCUMENT OR (II) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION HEREWITH, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER AND THE GUARANTORS AGREE THAT THEY WILL NOT ASSERT ANY CLAIM AGAINST LENDER OR ANY OTHER PERSON INDEMNIFIED OR RELEASED UNDER THIS CHANGE IN TERMS AGREEMENT ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

MISCELLANEOUS.

(a) This Change In Terms Agreement may be executed by facsimile and/or in two or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute and be taken as one and the same instrument.

(b) None of the covenants, terms or conditions of this Change In Terms Agreement shall in any manner be altered, waived, modified, changed or abandoned, except by written instrument, duly signed and delivered by all the parties hereto.

(c) This Change In Terms Agreement contains the entire agreement between the parties hereto as to the subject matter hereof and there are no other terms, obligations, covenants, representations, warranties, statements or conditions, oral or otherwise, of any kind.

(d) The recitals to this Change In Terms Agreement are hereby incorporated into and made a part of this Change In Terms Agreement, and shall constitute covenants and representations of Borrower and shall be binding upon and enforceable against Borrower.

(e) Any defined terms contained in this Change In Terms Agreement not otherwise defined in this Change In Terms Agreement shall have the meaning as set forth in the Note or Related Documents.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

NANOPHASE TECHNOLOGIES CORPORATION

By:	/s/ Jess Jankowski
Jess Jankowski, President of Nanophase Technologies Corporation

LaserPro, Ver. 18.4.20.085 Copr. Finastra USA Corporation 1997, 2019. All Rights Reserved. - IL C:\LASERPRO\CCO\CFI\LPL\D20C.FC TR-13598 PR-162